Exhibit 10.3

AMENDED AND RESTATED REVOLVING NOTE

$15,000,000	August 12, 2016

FOR VALUE RECEIVED, each of the undersigned, Communications Systems, Inc., a Minnesota corporation (“Communications Systems”), JDL Technologies, Incorporated, a Minnesota corporation (“JDL”), Transition Networks, Inc., a Minnesota corporation (“Transition Networks”), and Suttle, Inc., a Minnesota corporation (“Suttle”, together with Communications Systems, JDL and Transition Networks, “Borrowers” and each a “Borrower”), hereby jointly and severally promises to pay to Wells Fargo Bank, National Association (together with its successors and assigns, “Lender”), on the terms and dates set forth in that certain Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Lender and Borrowers, at Lender’s office in Minneapolis, Minnesota or at any other place designated by Lender, in lawful money of the United States of America and in immediately available funds, the principal sum of $15,000,000, together with interest on the principal amount computed on the basis of actual days elapsed in a 360-day year, from the date of this Amended and Restated Revolving Note (as amended, restated, renewed, extended, replaced, supplemented or otherwise modified from time to time, “Note”) until this Note is fully paid at the rate from time to time in effect under the terms of the Credit Agreement. Principal and interest accruing on the unpaid principal amount of this Note shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

This Note is a promissory note constituting a Loan Document (as defined in the Credit Agreement) under the Credit Agreement, and is subject to the terms of the Credit Agreement, which provides, among other things, for the payment and acceleration of this Note. This Note is secured, among other things, by the Credit Agreement and certain other Loan Documents, and by any other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements that may subsequently be given as security for this Note.

Borrowers shall pay all costs of collection, including without limitation reasonable attorneys’ fees and legal expenses if this Revolving Note is not paid when due, whether or not legal proceedings are commenced.

This Note amends and restates in its entirety that certain Amended and Restated Revolving Note dated May 7, 2015, issued by Borrowers and payable to the order of the Lender in the original principal amount of $10,000,000 (the “Prior Note”). This Note is issued in substitution for and in replacement of, but not in payment or novation of, the obligations of Borrowers under or in respect of the Prior Note.

Signature page follows

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

COMMUNICATIONS SYSTEMS, INC.

By:
Name: Edwin C. Freeman
Title: Chief Financial Officer

JDL TECHNOLOGIES, INCORPORATED

By:
Name: Edwin C. Freeman
Title: Chief Financial Officer

TRANSITION NETWORKS, INC.

By:
Name: Edwin C. Freeman
Title: Chief Financial Officer

SUTTLE, INC.

By:
Name: Edwin C. Freeman
Title: Chief Financial Officer

Signature Page to Amended and Restated Revolving Note